Filed Pursuant to Rule 497(d)

Morgan Stanley Global Investment Solutions—
Uncommon Values Growth & Income Series, 2016

Supplement to the Prospectus

As a result of a previously announced merger, on September 6, 2016, holders of Tyco International PLC ("TYC") common shares received 0.955 shares of the combined entity Johnson Controls International PLC ("JCI") common stock for each share of TYC common stock held as of September 2, 2016. Fractional shares of JCI were not issued in this acquisition, and consequently cash was distributed for any such fractional amounts.

Notwithstanding anything to the contrary in the prospectus, your portfolio now holds, and will continue to purchase, shares of JCI.

Supplement Dated:      September 8, 2016